UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2006

                                  Airtrax, Inc.
             (Exact name of registrant as specified in its charter)



       New Jersey                      0-25791                   22-3506376
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                 200 Freeway Drive Unit One, Blackwood, NJ 08012
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (856) 232-3000

                                   Copies to:
                               Richard A. Friedman
                              Eric A. Pinero, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 11, 2006, our Board of Directors appointed Peter L. Amico, Jr., the son of our late former President and Chief Executive Officer Peter Amico, as a director of our company. There are no understandings or arrangements between Mr. Amico and any other person pursuant to which Mr. Amico was selected as a director. Mr. Amico presently does not serve on any committee of our Board of Directors. Mr. Amico may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Amico does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

From 1988 to the present, Mr. Amico has served as a police officer in the State of New Jersey where he has managed and trained personnel and directed police operations. Mr. Amico served as a Police Investigator from 1994 to 1995 and was promoted to Supervisor in 1996. From 1983 to 1987, he served in the United States Marine Corps. where his service included police duties and training coordination. In addition, Mr. Amico received an Associates Degree in Law Enforcement from Gloucester County College in 2003.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Airtrax, Inc.


Date: January 4, 2007               /s/ Robert M. Watson
                                    -----------------------
                                    Robert M. Watson
                                    Chief Executive Officer